UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2018

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01. Other Events.

On January 30, 2018, Hovnanian Enterprises, Inc. (“Hovnanian”) issued a press release relating to the previously announced exchange offer (the “Exchange Offer”) by its wholly owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), to exchange up to $185,000,000 aggregate principal amount of its outstanding 8.000% Senior Notes due 2019 (the “Existing Notes”) for (1) cash, (2) its newly issued 13.5% Senior Notes due 2026 (the “New 2026 Notes”) and (3) its newly issued 5.0% Senior Notes due 2040 (the “New 2040 Notes” and, together with the New 2026 Notes, the “New Notes”) on the terms and subject to the conditions set forth in a Confidential Offering Memorandum, dated December 28, 2017 (as was amended or supplemented from time to time, the “Offering Memorandum”), and in the related Letter of Transmittal (as was amended or supplemented from time to time, the “Letter of Transmittal” and, collectively with the Offering Memorandum, the “Exchange Offer Documents”). In the press release, Hovnanian announced the results of the Exchange Offer, including that as of the expiration time for the Exchange Offer on January 29, 2018, K. Hovnanian had received tenders from holders of $170,226,000 of the total outstanding principal amount of Existing Notes, which amount exceeded the minimum exchange condition of $140,000,000 aggregate principal amount of the Existing Notes.

The Exchange Offer was made within the United States only to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. investors pursuant to Regulation S. The New Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information contained in this report does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, the Existing Notes or any other securities of Hovnanian or K. Hovnanian in any jurisdiction in which such an offer or sale would be unlawful.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated January 30, 2018, announcing the expiration of the Exchange Offer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.

(Registrant)

By:         /s/ Michael Discafani

Name: Michael Discafani

Title: Vice President, Corporate Counsel and Secretary

Date: January 30, 2018